UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2006 (May 9, 2006)

TODCO

(Exact name of registrant as specified in its charter)

Delaware	1-31983	76-0544217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Parkway South, Suite 800, Houston, Texas	77042-3615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 278-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

In conjunction with the reclassification of our “Class A Common Stock” to “Common Stock” pursuant to the Fourth Amended and Restated Certificate of Incorporation described below, the form of stock certificate for our common stock has been revised. The new form of certificate for our common stock is filed herewith as Exhibit 4.1.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Our definitive proxy statement, dated March 24, 2006 and filed with the SEC on March 22, 2006, named Thomas M Hamilton and Thomas R. Hix as Class II director nominees for re-election to our board of directors. At our Annual Meeting of Stockholders held on May 9, 2006, Mr. Hamilton and Mr. Hix were re-elected to our board of directors by our stockholders. Mr. Hamilton will continue to serve on our Compensation and Audit Committees and Mr. Hix will continue to serve on our Audit Committee.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

On May 9, 2006, the requisite number of stockholders voted to approve and adopt our Fourth Amended and Restated Certificate of Incorporation, which restates and amends in its entirety the provisions of our certificate of incorporation and amendments thereto. A description of the changes made by the Fourth Amended and Restated Certificate of Incorporation can be found in our definitive proxy statement dated March 24, 2006 and filed with the SEC on March 22, 2006. Following approval of these changes by our stockholders at the Annual Meeting of Stockholders on May 9, 2006, we filed the Fourth Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on May 9, 2006. A copy of the Fourth Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1.

On May 9, 2006, our board of directors approved and adopted the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws amend and restate the provisions of our bylaws in their entirety. The Amended and Restated Bylaws (i) amend Article II, Section 7 and Article III, Section 10 to clarify voting requirements, (ii) amend Article II, Section 9, Article III, Section 4 and former Article II, Section 10 to make all advance notice provisions internally consistent, (iii) amend Article III, Section 11 to reflect the limitations on board committees imposed by Delaware law, (iv) amend Article II, Section 10 to conform director removal provisions related to any preferred stockholders to similar provisions in the Fourth Amended and Restated Certificate of Incorporation and (v) make amendments to generally conform the bylaws to the provisions of our Fourth Amended and Restated Certificate of Incorporation. A copy of the Amended and Restated Bylaws is filed herewith as Exhibit 3.2.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit number	Description

3.1	Fourth Amended and Restated Certificate of Incorporation, filed herewith.

3.2	Amended and Restated Bylaws, filed herewith.

4.1	Specimen Stock Certificate, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TODCO

By:	/s/ Randall A. Stafford
Randall A. Stafford Vice President & General Counsel

Dated: May 11, 2006

INDEX TO EXHIBITS

Exhibit	Description of Exhibit

3.1	Fourth Amended and Restated Certificate of Incorporation, filed herewith.

3.2	Amended and Restated Bylaws, filed herewith.

4.1	Specimen Stock Certificate, filed herewith.